         ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                INDIA INVESTMENT
                                   FUND, INC.
         ------------------------------------------------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                           INDIA INVESTMENT FUND, INC.
================================================================================
DIRECTORS AND OFFICERS


Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD OF DIRECTORS      DIRECTOR

Harold J. Schaaff, Jr.                  Samuel T. Reeves
PRESIDENT AND DIRECTOR                  DIRECTOR

John D. Barrett II                      Fergus Reid
DIRECTOR                                DIRECTOR

John S.Y. Chu                           Frederick O. Robertshaw
DIRECTOR                                DIRECTOR

Gerard E. Jones                         Stefanie V. Chang
DIRECTOR                                VICE PRESIDENT

Graham E. Jones                         Arthur J. Lev
DIRECTOR                                VICE PRESIDENT

R.M.J. Gerard La Hausse                 Joseph P. Stadler
de la Louviere                          VICE PRESIDENT
DIRECTOR

John A. Levin                           Mary E. Mullin
DIRECTOR                                SECRETARY

Andrew McNally IV                       Belinda A. Brady
DIRECTOR                                TREASURER

                                        Robin L. Conkey
                                        ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, the Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -29.68% compared to -27.73% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the "Index"). For the period from the Fund's commencement of operations on February 25, 1994 through December 31, 2000, the Fund's total return, based on net asset value per share, was 14.37% compared to -32.46% for the Index. On December 31, 2000, the closing price of the Fund's shares On the New York Stock Exchange was $11 1/16, representing a 20.5% Discount to the Fund's net asset value per share.

The Indian market has traditionally been referred to as a defensive market, given the historically low correlation with leading global equity markets and its relatively lower volatility profile. However, the defining feature of the Indian market in the year 2000 was the way it truly marched to a global beat. India's emergence as a leading player in the technological revolution that has swept the world over the past few years has been one of the main reasons for the growing linkage to global financial trends. At the height of the technology boom in February, technology, media and telecommunication (TMT) companies accounted for nearly half of the total market capitalization and three-fourths of total volume on the exchanges. The sharp sell-off in the Nasdaq helped more than correct that anomaly in a rather violent way to leave the broad averages deep in negative territory for the year.

Despite all the turbulence, when we look back at the past year there were numerous positive developments that can be cited. For one, the average investor in India has been on a sharp learning curve as global trends have come to matter more. Another notable fact is the structural increase in trading volumes, beating the downfall and making the Indian market one of the most liquid markets in emerging Asia today. India also continued its multi-year track record of out-performing other markets in the region as the MSCI India Index fell less in 2000 than both the MSCI Emerging Markets Index and the MSCI Far-East ex-Japan Index.

By the end of the year, India's other competitive advantage of a more solid stock market composition was back in focus. One of the main drawbacks of emerging markets investing has been that higher economic growth has often not translated into proportionate stock market returns due to the composition of the individual stock markets. India instead has a wide range of well-managed companies listed, including a host of multinationals. Some of its leading technology companies are widely accepted as being at the higher end of corporate governance spectrum.

Regarding portfolio performance, the challenge for the year was to retain some of the gargantuan out-performance achieved by the Fund in 1999. In that regard, we think the risks were reasonably managed to give up only 300 basis points in relative performance though it did hurt to know that even that marginal number marked the first full year of under-performance since inception. Our focus and endeavor in the coming year will be to return to out-performing.

Sector identification is going to be a much more difficult task in 2001. On a top-down basis, both the TMT and non-TMT sectors seem to have converged towards fair value. There probably is also the scope for the markets across the globe to spend some time consolidating after all the volatility of the past few months. In this sort of an environment, stock-selection could assume even more significance. The Fund's strategy at present is to move to a sector-neutral strategy and to concentrate more on stock-specific themes with a bias to buy high return on equity companies.

Government policy could be an important factor for the markets in the coming few months. India's privatization program, which has been slow moving so far, is now approaching a critical stage. The government has lined up some of India's leading public sector names for strategic disinvestment and, with a broad consensus in the investing community that privatization is the next big reform step, the success in following through with the sales will significantly influence investing sentiment. At the end of February, the government also presents its annual budget, which in the Indian case has historically been more than a statement of accounts to cover all major reform steps for the year. Ranked at the bottom quartile of most indices of economic freedom, government-driven reforms are still critical and could provide some domestic-led tailwinds to an otherwise increasingly globally linked market.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 4,576,200 shares or 14.04% of its Common Stock at an average price per share of $11.34, excluding $229,000 in commissions paid, and an average discount of 33.10% from net asset value per share. Since the inception of the program, the Fund has repurchased 7,682,800 shares or 21.52% of its Common Stock at an average price per share of $9.80, excluding $384,000 in commissions paid, and an average discount of 31.03% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 30% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or such later date as to which the offer is extended. In future stockholder reports, we will report on the results of the tender offer.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
EFFECTIVE JANUARY 2001, VINOD SETHI NO LONGER SERVES AS PORTFOLIO MANAGER OF THE FUND. RUCHIR SHARMA, A MEMBER OF THE INDIA INVESTMENT AND GLOBAL EMERGING MARKETS TEAMS AT MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT SINCE 1996, HAS ASSUMED PRIMARY RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                               TOTAL RETURN (%)
                                            -------------------------------------------------------------------------
                                                  MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (3)
                                            ------------------------    --------------------     --------------------
                                                             AVERAGE                 AVERAGE                  AVERAGE
                                               CUMULATIVE     ANNUAL    CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                               ----------    -------    ----------   -------     ----------   -------
                   ONE YEAR                     -23.49%      -23.49%     -29.68%     -29.68%      -27.73%     -27.73%
                   FIVE YEAR                     38.35         6.71       78.89       12.34         7.08        1.38
                   SINCE INCEPTION*              -9.11        -1.38       14.37        1.98       -32.46       -5.57

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                     YEAR ENDED DECEMBER 31,
                                      1994*     1995    1996     1997     1998     1999     2000
                                      ----      ----    ----     ----     ----     ----     ----
Morgan Stanley Dean Witter
India Investment Fund, Inc. (2) ..    0.72%   -36.31%  -1.12%   0.23%      4.08%  145.81% -29.68%
Bombay Stock Exchange (BSE)
  National Index (3) .............   -7.88%   -31.53%  -6.49%   6.43%    -20.98%   88.41% -27.73%

RETURNS AND PER SHARE INFORMATION
                                                     YEAR ENDED DECEMBER 31,
                                      1994*     1995    1996     1997     1998     1999     2000
                                      ----      ----    ----     ----     ----     ----     ----
Net Asset Value Per Share ........   $13.99    $8.91    $8.81    $8.83    $9.19   $22.59  $13.92
Market Value Per Share ...........   $11.25    $9.13    $9.50    $8.38    $6.75   $16.50  $11.06
Premium/(Discount) ...............    -19.6%     2.5%     7.8%    -5.1%   -26.6%   -27.0%  -20.5%
Capital Gains Distributions ......    $0.17       --       --       --       --       --   $1.60
Fund Total Return (2) ............     0.72%  -36.31%   -1.12%    0.23%    4.08%  145.81% -29.68%
Index Total Return (3)............    -7.88%  -31.53%   -6.49%    6.43%  -20.98%   88.41% -27.73%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras, expressed in U.S. dollar terms.

*   The Fund commenced operations on February 25, 1994.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Investment Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                 (86.1%)
Short-Term Investments            (13.9%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

IT Consulting & Services                   (16.0%)
Pharmaceuticals                            (10.7%)
Automobiles                                (10.6%)
Food Products                               (5.9%)
Chemicals                                   (5.6%)
Diversified Financials                      (4.9%)
Machinery                                   (3.6%)
Electrical Equipment                        (3.6%)
Banks                                       (3.3%)
Road & Rail                                 (3.3%)
Other                                      (32.5%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                    PERCENT OF
                                                                    NET ASSETS
                                                                       ----------
1. Infosys Technologies Ltd.                                           11.5%
2. Hero Honda Motors Ltd.                                               8.0
3. Housing Development Finance Corp., Ltd.                              4.8
4. Cipla Ltd.                                                           3.7
5. Bharat Heavy Electricals Ltd.                                        3.6
6. Wipro Ltd.                                                           3.4%
7. Container Corp. of India Ltd.                                        3.3
8. Tata Engineering & Locomotive Co., Ltd.                              2.5
9. HDFC Bank Ltd.                                                       2.4
10.Cummins India Ltd.                                                   2.3
                                                                       ----
                                                                       45.5%
                                                                       ====

* Excludes short-term investments.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS
----------
December 31, 2000

                                                                     VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS(88.8%)
(Unless otherwise Noted)
--------------------------------------------------------------------------------
AUTO COMPONENTS(2.6%)
Apollo Tyres Ltd.                                          2,075   U.S.$      4
Motherson Sumi Systems Ltd.                                  600              1
(a)Motor Industries Co., Ltd.                             39,942          3,025
MRF Ltd.                                                 138,230          3,604
(a)Rane (Madras) Ltd.                                    213,100            169
(a)Sundaram Fasteners Ltd.                               451,800          3,291
                                                                  -------------
                                                                         10,094
                                                                  -------------
--------------------------------------------------------------------------------
AUTOMOBILES(10.6%)
Hero Honda Motors Ltd.                                 1,668,875         31,245
(a,b)Patheja Forgings & Auto Parts Ltd.                  450,000             --@
Tata Engineering & Locomotive Co., Ltd.                5,082,365          9,570
TVS Suzuki Ltd.                                          129,893            406
                                                                  -------------
                                                                         41,221
                                                                  -------------
--------------------------------------------------------------------------------
BANKS(3.3%)
HDFC Bank Ltd.                                         1,954,411          9,316
State Bank of India Ltd.                                 470,000          1,937
State Bank of India Ltd., GDR                            200,000          1,655
                                                                  -------------
                                                                         12,908
                                                                  -------------
--------------------------------------------------------------------------------
CHEMICALS(5.6%)
(a)Asian Paints (India) Ltd.                           1,011,780          5,995
Aventis Cropscience India Ltd.                           557,060          2,232
Colour-Chem Ltd.                                         646,020          1,117
ICI (India) Ltd.                                          25,000             46
Indo Gulf Corp., Ltd.                                  5,254,540          4,885
Monsanto India Ltd.                                       67,780          1,440
Reliance Industries Ltd.                                 872,000          6,333
                                                                  -------------
                                                                         22,048
                                                                  -------------
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES(0.2%)
(a,b)Modi Xerox Ltd.                                     718,266            901
                                                                  -------------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT(1.6%)
Global Tele-Systems Ltd.                                 340,000          5,843
(a)MRO-TEK Ltd.                                          150,900            288
                                                                  -------------
                                                                          6,131
                                                                  -------------
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS(0.5%)
Gujarat Ambuja Cements Ltd.                              559,011          1,893
                                                                  -------------
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING(1.0%)
(a)Vikas WSP Ltd.                                        281,000          3,758
                                                                  -------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS(4.9%)
Housing Development Finance Corp., Ltd.                1,619,076         18,794
Tata Finance Ltd.                                        355,000   U.S.$    484
(a)UTI Mastergain                                          1,600            --@
                                                                  -------------
                                                                         19,278
                                                                  -------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES(0.5%)
Videsh Sanchar Nigam Ltd.                                113,000            725
(a)Videsh Sanchar Nigam Ltd., ADR                         86,000          1,075
                                                                  -------------
                                                                           1,800
                                                                  -------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES(1.0%)
Tata Power Co., Ltd.                                   1,917,933          4,039
                                                                  -------------
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT(3.6%)
Bharat Heavy Electricals Ltd.                          3,984,179         13,955
                                                                  -------------
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS(0.6%)
Siemens India Ltd.                                       386,825          2,378
                                                                  -------------
--------------------------------------------------------------------------------
FOOD PRODUCTS(5.9%)
(a)Britannia Industries Ltd.                             468,657          8,077
Nestle India Ltd.                                         71,434            840
SmithKline Beecham Consumer Healthcare Ltd.              710,581          6,670
(a,b)Syngenta India Pvt Ltd.                             407,930            503
(a)Tata Tea Ltd.                                       1,427,610          6,772
                                                                  -------------
                                                                         22,862
                                                                  -------------
--------------------------------------------------------------------------------
HEALTH CARE BIOTECHNOLOGY(1.2%)
(a,b)Shantha Biotechnics PVT Ltd.                        500,000          4,820
                                                                  -------------
--------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE(1.1%)
Indian Hotels Co., Ltd.                                  842,254          4,246
                                                                  -------------
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES(0.4%)
Carrier Aircon Ltd.                                      579,019          1,208
Samtel Colour Ltd.                                       559,300            400
                                                                  -------------
                                                                          1,608
                                                                  -------------
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS(1.6%)
(a)Colgate-Palmolive (India) Ltd.                        699,317          2,497
Reckitt & Coleman of India Ltd.                          698,366          3,928
                                                                  -------------
                                                                          6,425
                                                                  -------------
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES(0.4%)
(a,b,d)India-Info.com PCL                                532,875          1,427
                                                                  -------------
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES(16.0%)
(a)HCL Technologies Ltd.                                 255,554          2,940
Infosys Technologies Ltd.                                368,645         45,058
(a)Subex Systems Ltd.                                    353,968          1,237
Wipro Ltd.                                                42,000          2,165
(a)Wipro Ltd., ADR                                       221,000         11,078
                                                                  -------------
                                                                         62,478
                                                                  -------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                                       6


                                                                     VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS(0.7%)
Titan Industries Ltd.                                  2,246,659    U.S.$ 2,902
                                                                  -------------
--------------------------------------------------------------------------------
MACHINERY(3.6%)
(a)Alfa-Laval (India) Ltd.                               454,515          1,480
Chicago Pneumatic India Ltd.                             274,940            335
(a)Cummins India Ltd.                                  5,039,065          9,024
(a)Escorts Ltd.                                          290,617            840
(a)Lakshmi Synthetic Machinery Manufacturers Ltd.        137,700             28
Revathi-CP Equipment Ltd.                                277,800          1,166
(a)Shriram Honda Power Equipment Ltd.                    160,955            237
(a)Thermax India Ltd.                                    499,687          1,058
                                                                  -------------
                                                                          14,168
                                                                  -------------
--------------------------------------------------------------------------------
MEDIA(1.6%)
(a)Creative Eye Ltd.                                   1,200,000          1,235
(a,b)New Delhi Television Ltd.                           333,300            964
(a)Television Eighteen India Ltd.                        156,885            872
Zee Telefilms Ltd.                                       513,919          3,050
                                                                  -------------
                                                                          6,121
                                                                  -------------
--------------------------------------------------------------------------------
METALS & MINING(0.1%)
Tata Iron & Steel Co., Ltd.                              140,000            390
                                                                  -------------
--------------------------------------------------------------------------------
OIL & GAS(3.1%)
Bharat Petroleum Corp., Ltd.                           1,147,738          2,986
Castrol (India) Ltd.                                     594,434          3,479
Hindustan Petroleum Corp., Ltd.                        1,849,211          5,580
                                                                  -------------
                                                                         12,045
                                                                  -------------
--------------------------------------------------------------------------------
PERSONAL PRODUCTS(0.6%)
(a)Indian Shaving Products Ltd.                           40,777            604
Procter & Gamble Hygiene and Health Care Ltd.            122,294          1,821
                                                                  -------------
                                                                          2,425
                                                                  -------------
--------------------------------------------------------------------------------
PHARMACEUTICALS(10.7%)
(a)Aurobindo Pharmaceuticals Ltd.                        151,871          1,617
Cipla Ltd.                                               650,385         14,545
Dabur India Ltd.                                       6,191,086          8,979
(a)E. Merck (India) Ltd.                                 256,125          2,374
(a)Glenmark Pharmaceuticals Ltd.                          89,343            399
(a)Hoechst Marion Roussel Ltd.                           219,505          2,273
Lupin Laboratories Ltd.                                  643,759          3,034
Novartis India Ltd.                                      353,930          3,971
(a)Parke- Davis (India) Ltd.                             142,100            817
(a)Pfizer Ltd.                                           141,721          1,852
(d)Strides Arcolab Ltd.                                  585,000          2,093
                                                                  -------------
                                                                         41,954
                                                                  -------------
--------------------------------------------------------------------------------
ROAD & RAIL(3.3%)
Container Corp. of India Ltd.                          3,519,941         12,744
                                                                  -------------
--------------------------------------------------------------------------------
SOFTWARE(1.3%)
(a)Fujitsu ICIM Ltd.                                      83,052  U.S.$     205
(a)Hughes Software Systems Ltd.                          132,000          2,414
(a)Polaris Software Lab Ltd.                              84,616            775
(a)Tata Infotech Ltd.                                     37,764            177
VisualSoft Technologies Ltd.                              93,360          1,441
                                                                  -------------
                                                                          5,012
                                                                  -------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL(0.2%)
Bata India Ltd.                                                3             --@
(a,b)Delta International Ltd.                            570,000             --@
Mahavir Spinning Mills Ltd.                               10,000              9
(a,b)Shopper Stop                                        444,400            809
                                                                  -------------
                                                                            818
                                                                  -------------
--------------------------------------------------------------------------------
TOBACCO(1.0%)
ITC Ltd.                                                 196,516          3,775
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$380,225)                                                     346,624
                                                                  -------------
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(14.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT(14.4%)
(c)Chase Securities, Inc., 5.60%
dated 12/29/00, due 01/02/01
(Cost U.S.$56,006)                                  U.S. $56,006        56,006
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                                       7

                                                      AMOUNT            VALUE
                                                       (000)            (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(103.2%)
(Cost U.S.$436,231)                                 U.S.$402,630
--------------------------------------------------------------------------------
OTHER ASSETS (9.3%)
Cash                                                 U.S.$14,267
Receivable for Investments Sold                           21,139
Foreign Tax Receivable                                       350
Dividends Receivable                                         317
Interest Receivable                                           26
Other Assets                                                  37         36,136
                                                     -----------  -------------
--------------------------------------------------------------------------------
LIABILITIES (-12.5%)
Payable For:
Distributions Payable                                    (44,923)
Investments Purchased                                     (2,472)
Investment Advisory Fees                                    (406)
Custodian Fees                                              (340)
Directors' Fees and Expenses                                 (65)
Professional Fees                                            (59)
Administrative Fees                                          (47)
Shareholder Reporting Expenses                               (41)
Other Liabilities                                           (223)      (48,576)
                                                     -----------  -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 28,024,292, issued and
  outstanding U.S.$ 0.01 par value shares
  (100,000,000 shares authorized)                                  U.S.$390,190
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  13.92
                                                                   ============
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$    280
Paid-in Capital                                                         409,296
Accumulated Net Investment Loss                                            (752)
Accumulated Net Realized Gain                                            15,407
Unrealized Depreciation on Investments and
  Foreign Currency Translations                                         (34,041)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS                                             U.S.$ 390,190
                                                                  =============
--------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- Security valued at fair value - see note A-1 to financial statements.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
(d) -- 144A Security - certain conditions for public sale may exist.
@ -- Value is less than U.S.$500.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

December 31, 2000 exchange rate - Indian Rupee (INR)
  46.675 =  U.S.$1.00
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.
                                       8


                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                          (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ........................................................................        U.S.$    6,697
  Interest .........................................................................                 2,444
  Less: Foreign Taxes Withheld .....................................................                  (117)
------------------------------------------------------------------------------------------------------------
    Total Income ...................................................................                 9,024
------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees .........................................................                 6,220
  Custodian Fees ...................................................................                 1,148
  Administrative Fees ..............................................................                   591
  Professional Fees ................................................................                   165
  Shareholder Reporting Expenses ...................................................                    40
  Sub-Administrative Fees ..........................................................                    30
  Directors' Fees and Expenses .....................................................                    23
  Transfer Agent Fees ..............................................................                    17
  Other Expenses ...................................................................                   105
------------------------------------------------------------------------------------------------------------
    Total Expenses .................................................................                 8,339
------------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                            685
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold .......................................................               160,370
  Foreign Currency Transactions ....................................................                  (938)
------------------------------------------------------------------------------------------------------------
    Net Realized Gain ..............................................................               159,432
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments ......................................................              (408,813)
  Depreciation on Foreign Currency Translations ....................................                  (303)
------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation .................................              (409,116)
------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation ...............              (249,684)
------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................         U.S.$(248,999)
------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED            YEAR ENDED
                                                                                 DECEMBER 31, 2000     DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss) .........................................          U.S.$   685          U.S.$  (2,640)
  Net Realized Gain ....................................................               159,432                77,466
  Change in Unrealized Appreciation/Depreciation .......................               (409,116)             360,668
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ......               (248,999)             435,494
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain ....................................................               (44,923)                   --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions ..................................................               (44,923)                   --
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (4,576,200 and 1,636,300 shares, respectively) ..               (52,231)              (13,852)
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                            (346,153)             421,642

Net Assets:
  Beginning of Period ..................................................               736,343               314,701
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss of U.S.$752
    and U.S.$94 respectively) ..........................................           U.S.$390,190          U.S.$736,343
===========================================================================================================================

   The accompanying notes are an integral part of the financial statements.
                                       9

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:
                                                                  YEARS ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------------
                                             2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....    U.S.$  22.59   U.S.$   9.19   U.S.$   8.83   U.S.$   8.81   U.S.$   8.91
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ............            0.02          (0.08)         (0.04)         (0.07)         (0.08)
Net Realized and Unrealized Gain (Loss)
  on Investments ........................           (7.93)         13.33           0.31           0.09          (0.02)
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ....           (7.91)         13.25           0.27           0.02          (0.10)
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Realized Gains ......................           (1.60)            --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions .................           (1.60)            --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
   Repurchased ..........................            0.84           0.15           0.09             --             --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........    U.S.$  13.92   U.S.$  22.59   U.S.$   9.19   U.S.$   8.83   U.S.$   8.81
============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ...    U.S.$  11.06   U.S.$  16.50   U.S.$   6.75   U.S.$   8.38   U.S.$   9.50
============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value ..........................          (23.49)%       144.44%        (19.40)%       (11.84)%         4.11%
  Net Asset Value (1) ...................          (29.68)%       145.81%          4.08%          0.23%         (1.12)%
============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ...    U.S.$390,190   U.S.$736,343   U.S.$314,701   U.S.$315,446   U.S.$314,423
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .            1.48%          1.59%          1.97%          2.06%          2.10%
Ratio of Net Investment Income (Loss) to
   Average Net Assets ...................            0.12%         (0.55)%        (0.44)         (0.70)%        (0.85)%
Portfolio Turnover Rate .................              44%            34%            24%            25%            28%
----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements.
                                       10

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------

     The Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The rate of capital gains tax in India is 10% for long-term investments and 30% for short-term investments. The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 2000, no provision for Mauritius taxes is consider necessary as a record of cumulative net investment losses incurred by the Fund. The Fund has elected to pay tax at a rate of 1% on its net investment income. For the year ended December 31, 2000, no provision for Mauritius taxes is considered necessary as a result of cumulative net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES:The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

     During the year ended December 31, 2000, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes, if any. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 2000, the Fund made purchases and sales totaling $228,203,000 and $362,322,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $438,487,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $35,857,000 of which $69,691,000 related to appreciated securities and $105,548,000 related to depreciated securities. During the year ended December 31, 2000, the Fund utilized capital loss carryforward, for U.S. Federal income tax purposes, of approximately $98,000,000.

F. During the year ended December 31, 2000, the Fund incurred $43,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, in certain cases, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 2000, approximately $7,158,000 of Fund securities were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, were out for dematerialization, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable under the Plan totaled $65,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 4,576,200 shares or 14.04% of its Common Stock at an average price per share of $11.34, excluding $229,000 in commissions paid, and an average discount of 33.10% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 1,636,300 shares or 4.78% of its Common Stock at an average price per share of $8.42, excluding $82,000 in commissions paid, and an average discount of

26.21% from net asset value per share. Since the inception of the program, the Fund has repurchased 7,682,800 shares or 21.52% of its Common Stock at an average price per share of $9.80, excluding $384,000 in commissions paid, and an average discount of 31.03% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

J. During December 2000, the Board of Directors declared a distribution of $1.6030 per share, derived from net realized gain, payable on January 12, 2001, to shareholders of record on December 22, 2000.

K. On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 30% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value ("NAV") on the last day of the tender period, or such later date as to which the offer is extended.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):
     For the year ended December 31, 2000, the Fund designates $44,923,000 as long-term capital gain at the 20% tax bracket.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-----------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter India Investment Fund, Inc.

We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter India Investment Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                         /s/ Ernst & Young LLP




Boston, Massachusetts
February 2, 2001

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


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                          Morgan Stanley Dean Witter India Investment Fund, Inc. American Stock Transfer & Trust Company
                          Dividend Reinvestment and Cash Purchase Plan
                          40 Wall Street
                          New York, NY 10005
                          1-800-278-4353


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